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                                                                    Exhibit 99.1

                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350,
           AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, John R. Colson, as Chief Executive Officer of Quanta Services, Inc. (the "Company") certify, pursuant to 18 U.S.C. Section 1350, as adopted by
Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (1) the accompanying Form 10-K report for the period ending December 31, 2002 as filed with the U.S. Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  March  28, 2003


                                             /s/ JOHN R. COLSON
                                      -----------------------------------
                                      John R. Colson,
                                      Chief Executive Officer
                                      of the Company


A signed original of this written statement required by Section 906 has been provided to Quanta Services Inc. and will be retained by Quanta Services Inc. and furnished to the Securities and Exchange Commission or its staff upon request.